Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

Note 9 — Income Taxes

We have identified our federal and our state tax returns in New York and Massachusetts as “major” tax jurisdictions. The periods our income tax returns are subject to examination for federal, New York and Massachusetts jurisdictions are 2010, 1997 and 2005, respectively. We believe our income tax filing positions and deductions will be sustained on audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2013, we had available net operating loss carry-forwards for federal and state income tax reporting purposes of $307.9 million and $6.7 million, respectively, and had available tax credit carry-forwards of $10.8 million, which are available to offset future taxable income. Portions of these carry-forwards will expire through 2033 if not otherwise utilized. Our ability to use such net operating losses and tax credit carry-forwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation could be significant.

Our net deferred tax assets, liabilities and valuation allowance as of December 31, 2012 and 2013 are as follows:

	Year Ended December 31,
(In thousands)	2012	2013
Deferred tax assets:
Net operating loss carry-forwards	$107,978	$108,110
Tax credit carry-forwards	10,680	10,783
Depreciation & amortization	3,728	3,605
Other	254	78
Total deferred tax assets	122,640	122,576
Valuation allowance	(122,640)	(122,576)
Net deferred tax assets	-	-
Deferred tax liabilities:
Intangible assets	(2,384)	(2,345)
Net deferred tax liabilities	$(2,384)	$(2,345)

We continue to record a valuation allowance in the full amount of deferred tax assets not otherwise offset by deferred tax liabilities we expect to reverse since realization of such tax benefits has not been determined by our management to be more likely than not. The valuation allowance decreased $3.7 million and $0.06 million during 2012 and 2013, respectively. The difference between the expected benefit computed using the statutory tax rate and the recorded credit of $0.039 in 2013 is due to changes in the valuation allowance.

Income Tax Expense.  In 2012 and 2013, there was a deferred income tax expense and benefit, respectively, of $0.04 million, due to changes in effective state tax rates.